Other operating income (expenses), net	12 Months Ended
Dec. 31, 2025
Other operating income (expenses), net
Other operating income (expenses), net
10.	Other operating income (expenses), net

Other operating income (expenses), net consist of the following:

	Years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Impairment of streamer’s assets (1)	—	(75,472,692)	—
Contingent litigation expenses (2)	(2,144,701)	(154,256,908)	(6,103,571)
Reimbursements from ADR program	19,777,194	8,706,513	4,761,206
Government subsidies	29,733,380	5,234,088	2,287,338
Others	(15,051,332)	15,614,881	7,481,915
Total	32,314,541	(200,174,118)	8,426,888
(1)	Impairment of streamer’s assets includes impairment of agency contract rights of intangible assets, net and impairment of prepayment of cooperation costs to top streamers of other non-current assets.
(2)

Contingent litigation expenses in 2024 include a voluntary return of RMB111,720,000 in connection with investigations by relevant government authorities against certain third-party streamers for their historical illegal activities. The Group voluntarily returned gains that were related to these streamers’ historical illegal activities to the relevant government authorities, as the Group is not entitled to retain such gains pursuant to PRC laws. There remain uncertainties regarding future developments or regulatory investigations into streamers’ historical illegal activities. No additional liability is accrued with this regard as of December 31, 2025.